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                                                                    EXHIBIT 99.3
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
BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1995-B

Distribution Date of:                                                            17-Jul-00
Determined as of:                                                                11-Jul-00
For the Monthly Period Ending:                                                   30-Jun-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    32

                                                                                 Beginning             Ending           Change
                                                                                 ---------             ------           ------
Pool Balance (Principal)                                                  3,964,059,975.81   3,939,186,249.85   (24,873,725.96)
Excess Funding Account                                                                0.00               0.00             0.00

Invested Amount                                                             380,000,000.00     380,000,000.00             0.00
Class A Invested Amount                                                     357,200,000.00     357,200,000.00             0.00
Class B Invested Amount                                                      22,800,000.00      22,800,000.00             0.00

Principal Funding Account                                                   178,600,000.00     238,133,333.33    59,533,333.33

Adjusted Invested Amount                                                    201,400,000.00     141,866,666.67   (59,533,333.33)
Class A Adjusted Invested Amount                                            178,600,000.00     119,066,666.67   (59,533,333.33)
Class B Adjusted Invested Amount                                             22,800,000.00      22,800,000.00             0.00
Enhancement Invested Amount                                                           0.00               0.00             0.00

Reserve Account                                                               1,900,000.00       1,900,000.00             0.00

Available Cash Collateral Amount                                             21,926,000.00      16,568,000.00    (5,358,000.00)
Available Shared Collateral Amount                                           18,126,000.00      12,768,000.00    (5,358,000.00)
Spread Account                                                               20,900,000.00      16,568,000.00    (4,332,000.00)

Servicing Base Amount                                                       201,400,000.00     141,866,666.67   (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                               6.58%
Principal Allocation Pct                                                              9.59%
Class A Floating Pct                                                                 91.26%
Class B Floating Pct                                                                  8.74%
Class A Principal Pct                                                                94.00%
Class B Principal Pct                                                                 6.00%

                                                                                 Series
Allocations                                                   Trust              1995-B            Class A           Class B
-----------                                            --------------------------------------------------------------------------
Principal Collections                                     458,670,577.49     43,968,764.48      41,330,638.61     2,638,125.87

Finance Charge Collections                                 73,265,134.95      4,822,660.60       4,401,263.08       421,397.53
PFA Investment Proceeds                                               NA        806,133.93         806,133.93             0.00
Reserve Account Draw                                                  NA        131,516.07         131,516.07             0.00
                                                                                ----------         ----------             ----
Available Funds                                                               5,760,310.60       5,338,913.08       421,397.53

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                            395,833.33         361,245.95        34,587.38
Monthly Interest                                                              1,997,850.00       1,875,300.00       122,550.00
Monthly Servicing Fee                                                            41,958.33          38,292.07         3,666.26
Defaulted Amounts                                          25,354,539.40      1,668,956.71       1,523,125.54       145,831.17
                                                                              ------------       ------------       ----------
                                                                              4,104,598.37       3,797,963.56       306,634.81

Excess Spread                                                                 1,801,543.40       1,540,949.51       260,593.89
Required Amount                                                                       0.00               0.00             0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                    629.28
Risk-Free Fee                                                                                        5,944.89
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                        7,874.61
                                                                                                     --------
Monthly Cash Collateral Fee                                                                         14,448.78
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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                       5.91%
Principal Payment Rate Calculation                                                                      11.28%
Calculated Current Month's Spread Account Cap                                                             N/A
Spread Account Cap Adjustment                                                                            0.00%
Applicable Spread Account Cap Percentage                                                                  N/A
Beginning Cash Collateral Amount                                                                21,926,000.00
Required Cash Collateral Amount                                                                 16,568,000.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                  5,358,000.00
Beginning Spread Account Balance                                                                20,900,000.00
Required Spread Account Amount                                                                  16,568,000.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                           4,332,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                       4
Controlled Accumulation Amount                                                                  59,533,333.33
Required PFA Balance                                                                           238,133,333.33
Beginning PFA Balance                                                                          178,600,000.00
Controlled Deposit Amount                                                                       59,533,333.33
Available Investor Principal Collections                                                        45,637,721.18
Principal Shortfall                                                                             13,895,612.15
Shared Principal to Other Series                                                                         0.00
Shared Principal from Other Series                                                              13,895,612.15
Class A Monthly Principal                                                                       59,533,333.33
Class B Monthly Principal                                                                                0.00
Monthly Principal                                                                               59,533,333.33
PFA Deposit                                                                                     59,533,333.33
PFA Withdrawal                                                                                           0.00
Ending PFA Balance                                                                             238,133,333.33
Principal to Investors                                                                                   0.00
Ending Class A Invested Amount                                                                 357,200,000.00
Ending Class B Invested Amount                                                                  22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                   10.71%
Revolving Investor Interest                                                                    630,000,000.00
Class A Invested Amount                                                                        357,200,000.00
Available Principal                                                                             67,452,497.06
Class A Accumulation Period Length                                                                          6

Reserve Account
---------------
Available Reserve Account Amount                                                                 1,900,000.00
Covered Amount                                                                                     937,650.00
Reserve Draw Amount                                                                                131,516.07
Portfolio Yield                                                                                         13.80%
Reserve Account Factor                                                                                  50.00%
Portfolio Adjusted Yield                                                                                 5.90%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-Jan-00
Weighted Average Coupon                                                                                  6.31%
Required Reserve Account Amount                                                                  1,900,000.00
Reserve Account Surplus                                                                                  0.00
Required Reserve Account Deposit                                                                   121,500.02
Portfolio Yield - 3 month average                                                                       13.68%
Base Rate - 3 month average                                                                              7.68%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                        6.00%


*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date.  The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.
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